UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 3, 2008

NEWMONT MINING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31240

(Commission File Number)

84-1611629

(I.R.S. Employer Identification Number)

1700 Lincoln Street

Denver, Colorado 80203

(Address and zip code of principal executive offices)

(303) 863-7414

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On March 3, 2008, Newmont Mining Corporation (the “Company”) issued a news release announcing that an indirect subsidiary, PT Newmont Nusa Tenggara, and the Government of Indonesia filed notices for international arbitration, as provided for under the Contract of Work, to resolve claims by the Indonesian government that PTNNT has not complied with its divestiture obligations. A copy of the Company’s news release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

99.1	News Release dated March 3, 2008.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWMONT MINING CORPORATION

By:	/s/ Blake M. Rhodes
Name:	Blake M. Rhodes
Title:	Vice President and Chief Counsel

Dated: March 3, 2008

EXHIBIT INDEX

Exhibit Number	Description

99.1	News Release dated March 3, 2008.